Supplement to the

Spartan® 500 Index Fund
(formerly Spartan U.S. Equity Index Fund)

A Fund of Fidelity Concord Street Trust

Investor Class and Fidelity Advantage Class

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2010

Effective February 1, 2011, the following information replaces the similar information found under in the "Management Contract" section on page 28.

Management Fee. For the services of FMR under the management contract, the fund paid FMR a monthly management fee at the annual rate of 0.07% of the fund's average monthly net assets throughout the month for periods prior to February 1, 2011. Effective February 1, 2011, for the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.025% of the fund's average monthly net assets throughout the month.

UEIB-11-01  February 1, 2011
1.720027.123

Supplement to the
Spartan® 500 Index Fund (formerly Spartan U.S. Equity Index Fund)
Investor Class and Fidelity Advantage Class
April 29, 2010
Prospectus

Effective February 1, 2011, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 3.

Annual class operating expenses (expenses that you pay each year as a % of the value of your investment)

Investor Class

Fidelity Advantage Class

Management fee	0.025%	0.025%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.075%	0.045%
Total annual operating expenses	0.10%	0.07%
UEI-11-01  February 1, 2011
1.717991.126

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 5.

Calendar Years	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
	-12.05%	-22.21%	28.50%	10.73%	4.85%	15.72%	5.43%	-37.03%	26.51%	14.98%

During the periods shown in the chart for Investor Class:	Returns	Quarter ended
Highest Quarter Return	15.95%	June 30, 2009
Lowest Quarter Return	-21.95%	December 31, 2008

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 6.

For the periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years/Life of class
Spartan 500 Index Fund
Investor Class - Return Before Taxes	14.98%	2.25%	1.32%
Return After Taxes on Distributions	14.65%	1.93%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	10.12%	1.89%	1.03%
Fidelity Advantage Class - Return Before Taxes	15.01%	2.28%	3.26%A
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

A From October 14, 2005.

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Lou Bottari (portfolio manager) has managed the fund since July 2010.

The following information replaces the similar information found in the "Fund Management" section beginning on page 23.

Lou Bottari has been a portfolio manager with Geode since July 2010. He has served as a portfolio manager of the fund since July 2010. Prior to July 2010, Mr. Bottari was an assistant portfolio manager with Geode since May 2008, and an assistant portfolio manager of the fund since January 2009. He also manages other registered investment companies. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Bottari was employed by Fidelity Investments in 1991 and served as an assistant portfolio manager with Pyramis Global Advisors from 2005 to 2008.

The following information replaces the similar information found in the "Fund Management" section on page 24.

The fund's annual management fee rate is 0.025% of its average net assets.